UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

370 17th Street
Suite 5200
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 28, 2021, Extraction Oil & Gas, Inc. (the “Company”) issued a press release announcing certain financial results for the three months ended September 30, 2021. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in this Current Report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, as amended, except as specifically identified therein as being incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release - Third Quarter 2021 Preliminary Financial and Operational Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Dated: October 28, 2021
	By:	/s/ Tom L. Brock
Tom L. Brock
Chief Accounting Officer

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